The McGraw-Hill Companies

Growth and Value Plan Update

Investor Relations Presentation

December 7, 2011

Forward-Looking Statements

The forward-looking statements in this Growth and Value Plan (identified by the future tense and words like "expects," "targeted" and "projected") involve risks and uncertainties, are subject to change, and actual results may differ materially from the Corporation's expectations, based on various important factors, including worldwide economic, financial, liquidity, political and regulatory conditions; the health of debt (including U.S. residential mortgage-backed securities and collateralized debt obligations), equity and commodities markets, including possible future interest rate changes; the health of the economy and in advertising; the level of expenditures and state new adoptions and open territory sales in the education market; the successful marketing of competitive products; and the effect of competitive products and pricing. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in The McGraw-Hill Companies 2010 Annual Report on Form 10-K which, along with the Corporation's other filings with the SEC, are available on the SEC's website (www.sec.gov).

I. Progress on The McGraw-Hill Companies' Growth and Value Plan

II. McGraw-Hill Financial

III. McGraw-Hill Education

Progress on the Growth & Value Plan

- The newly named McGraw-Hill Financial[1] to focus on content and analytics in global financial markets, reporting results in five lines of business
- McGraw-Hill Education reduces workforce by approximately 10% (~550 positions); to increase investment in digital education
- Details $50 million in corporate-wide cost reduction initiatives; now expects savings to exceed previously announced $100-million target
- Completes existing $1 billion share repurchase program
- Announces new $500 million accelerated share repurchase transaction

1) Formerly known under working name McGraw-Hill "Markets"

Cost savings & share repurchase update

Cost Savings

- The McGraw-Hill Companies has taken substantial actions to achieve cost reductions of approximately $50 million in annualized savings, making the Corporation highly confident that it will exceed its initial target of $100 million
- McGraw-Hill Education announced today a workforce reduction of approximately 10% (~550 positions) to create a flatter and more agile organization
- The McGraw-Hill Companies will freeze its defined benefit pension program as of April 1, 2012, in order to focus its retirement program on market-competitive offerings
- Future restructuring updates will be provided in 2012, as the separation process moves forward

Share Repurchase

- The Corporation has completed its existing $1 billion share repurchase plan as part of its capital return program
  - The Corporation bought back 24.7 million shares in 2011 for $1 billion, at an average price of $40.48 per share
- The Corporation has entered into a new $500 million accelerated share repurchase (ASR) transaction and will receive delivery of a substantial majority of shares underlying the transaction by year end
- Adjusted for the estimated full impact of the ASR, approximately 23 million shares remain under the existing authorization

I. Progress on The McGraw-Hill Companies' Growth and Value Plan

II. McGraw-Hill Financial

III. McGraw-Hill Education

Four key trends are increasing the need for content and analytics in financial markets

Trend	Description
Globalization of capital markets	• Global demand for capital and commodities markets trading and liquidity • Increased demand for capital in emerging markets as they fund growth projects • Mature market economies will need to be increasingly funded by the capital markets
Data-driven decision making	• Developments in technology, communications and data processing power • Time-critical investment decisions • Increased demand for multi-asset class investments
Systemic Regulatory Change	• New legislation (e.g. Dodd-Frank, CFTC, Basel III, Solvency II) causing banks to access public markets for deleveraging • Evolving industry structure (e.g. SEFs; OTC to exchanges; SMEs; electronic trading platforms)
Increased volatility and risk focus	• Amplified uncertainty and market volatility around short term events • Increased need for new methodologies to measure risk, return and liquidity

Customer Needs For Content and Analytics

- **Expanded coverage of asset classes and local content**
- **Better management of volatility and risk**
- **Capital efficiency and returns**
- **Workflow solutions to enhance productivity and reduce cost**

The demand for content and analytics outpaces the growth of GDP and the underlying industries



Value of Information
Increasing Value-Add to Customers
Integrated Solutions
Credit Ratings
Indices
Portfolio Risk Analytics
Equity & Fixed Inc. Analytics
Comm-odities Info.
Pricing & Valuation
Company & Market Research
Vertical News & Commentary



3-Year Projected Growth Rates
3.0%
3.6%
8.7%
Global GDP¹
Target market avg.²
Content & Analytics market avg.³

- Target market includes participants in the capital and commodities markets

1) Source: IHS Global Insight
2) Includes global corporate & government bond issuance (dollar-volume) and average revenues for select global investment banks and commodity companies
Source: Thomson Reuters, S&P Capital IQ and S&P Ratings Services analysis
3) Projected revenue growth for S&P, Moody's ratings, Platts (exc. Steel Business Briefing) and IHS (Energy segment), and other external research
Source: S&P Capital IQ, equity research analyst projections, proprietary S&P and Platts data

A wide range of players are creating value by adding content and analytics capabilities to their core businesses

Exchanges

CME Group

- CME JV with S&P Indices to secure access to key index intellectual property
- Platts eWindow drives commodity market liquidity

Equity & Fixed Income Info.

Morningstar MSCI

- Morningstar / Realpoint developing corporate credit ratings service
- MSCI expanding into risk analytics and indices

Asset Managers

BlackRock

- BlackRock Solutions commercialising internal analytic risk management capabilities
- Also developing country-specific bond ratings


Integrated Solutions
Credit Ratings
Indices
Portfolio Risk Analytics
Equity & Fixed Inc. Analytics
Commodities Info.
Pricing & Valuation
Company & Market Research
Vertical News & Commentary

Platform Providers

Bloomberg

Thomson Reuters

- Bloomberg expanding into equity research, valuation and ratings
- Thomson-Reuters building custom indices

Investment Banks

Barclays Capital

- Barclays Capital Indices drive flow volume
- Analytic solutions create customer stickiness (Barclays Capital Point)

Ratings Agencies

Moody's FitchRatings

- Moody's investing in global providers of bond pricing and analytics
- Fitch leveraging institutional fund rating analysts to launch UK fund rating service

Rationale

- ***Content and analytics are integral to maintain volume and pricing for financial players***
- ***Supplying content and analytics deepens customer relationships***
- ***Diversification of revenue into high-growth markets***

McGraw-Hill Financial is already positioned as a leader in content and analytics

	Content and Analytics-led							Platform-led	
	McGraw-Hill Financial	Moody's	IHS	MSCI	FACTSET	MORNINGSTAR	Interactive Data	Thomson Reuters Markets	Bloomberg
LTM Revenue ($ in millions)	**~$4,000**	**$2,278**	**$1,258**	**$888**	**$727**	**$624**	**$853**	**$7,736**	**NA**
Credit Ratings	✓	✓				✓			✓
Indices	✓			✓		✓		✓	✓
Equity and Fixed Income Analytics	✓	✓		✓	✓	✓	✓	✓	✓
Portfolio Risk Analytics	✓	✓		✓	✓		✓	✓	✓
Pricing & Valuation	✓	✓	✓	✓	✓		✓	✓	✓
Commodities Information	✓		✓	✓		✓		✓	✓
Company & Market Research	✓	✓	✓	✓		✓		✓	
Vertical News & Commentary	✓		✓	✓	✓	✓	✓	✓	✓
Integrated Desktop Delivery	✓			✓	✓		✓	✓	✓

Notes: McGraw-Hill Financial LTM revenue excludes Broadcasting, includes pro-forma Dow Jones Indexes (subject to regulatory approval)
Source: Company websites & financials. LTM data as of September 30, 2011 or latest available public filings

McGraw-Hill Financial is going to grow three ways


1
Leverage Brand Strength & Expertise
2
Expand Cross-Business Synergies
McGraw-Hill Financial Growth Strategy
3
Pursue Acquisitions and Alliances

McGraw-Hill has consistently demonstrated the ability to build high value, double-digit growth businesses

	1986	1994		2011
Platts	• 12 staff members • One office • One asset class (U.S. oil) • Daily newsletters sent by post		**12% Revenue CAGR**	• ~900 staff members • Executes 8,500 price assessments in over 150 countries • Oil, gas, petrochemicals, power, coal, metals & shipping coverage • Real-time pricing and trading; benchmark prices
Standard & Poor's Ratings Services	• Opens London and Tokyo offices • Introduction of ratings for: - Money market mutual funds - Bond funds - Asset-backed securities		**12% Revenue CAGR**	• 1.2 million ratings • 1,440 NRSRO S&P analysts located in 23 offices worldwide • Corporates, financial institutions, fund ratings, insurance, governments and structured finance coverage
S&P Indices		• Introduction of indices for MidCap 400 and SmallCap 600 • Forms S&P Composite 1500 by combining S&P 500, S&P MidCap 400 and SmallCap 600 indices	**29% Revenue CAGR**	• Covers 10,000+ securities in 80 countries • $4.8 trillion benchmarked against the S&P 500 • Joint venture with CME / Dow Jones Indexes delivers 700,000 indices

McGraw-Hill Financial will be reported in five lines of business…

McGraw-Hill Financial

Standard & Poor's Ratings Services	S&P Capital IQ	S&P Indices	Commodities	Commercial Markets
STANDARD & POOR'S RATINGS SERVICES; CRISIL A Standard & Poor's Company	S&P CAPITAL IQ	S&P INDICES; Dow Jones Indexes A CME Group Company	platts	J.D. POWER AND ASSOCIATES; McGraw Hill CONSTRUCTION; AVIATION WEEK

Note: Joint venture with Dow Jones Indexes subject to regulatory approval

…and go-to-market with an operating model combining deep content expertise and horizontal capabilities



Customers
Businesses
S&P Ratings
S&P Capital IQ
S&P Indices
Commodities
Commercial Markets
Distribution
Proprietary
Channel Partners
Direct Data Feeds
Networks
Professional Services
Content & Analytics
Customer-Driven Integrated Solutions
Credit Ratings
Equity and Fixed Income Analytics
Commodities Information
Vertical News & Commentary
Indices
Company & Market Research
Portfolio Risk Analytics
Pricing & Valuation
Scalable Capabilities
Technology
Global Data Operations
Legal / Regulatory / Compliance
Global Support Network
Global Talent Management

Benefits

- Focus and depth in five businesses
- Multi-channel distribution maximizes reach
- Fundamental content & analytics drive the creation of integrated solutions to address evolving customer needs
- Scalable capabilities are the foundation of McGraw-Hill Financial's operating model

McGraw-Hill Financial will accelerate growth by expanding cross-business synergies

Integrated Solutions	Providing integrated solutions within and across market segments that fill evolving customer needs
Distribution	Capturing additional revenue by leveraging and expanding McGraw-Hill Financial's strong channel relationships
Geographic Penetration	Using McGraw-Hill Financial's vast global footprint to capitalize on opportunities in mature and growth markets
Scalable Capabilities	Creating and leveraging efficiency and effectiveness through common platforms, processes and standards

Existing cross-business collaboration has already resulted in the creation of high-value integrated solutions

Shared Capabilities…	…enable High-Value Solutions
• ***S&P Ratings, S&P Capital IQ*** and ***S&P Indices*** – Unique distribution arrangement to carry Ratings and Research across business units – Leverage monetization and commercialization capabilities – Existing and shared, built-to-scale global data operations (to be expanded to ***Platts***) – Share common, scalable IT infrastructure (to be expanded to ***Platts***) • ***S&P Capital IQ***, ***S&P Indices*** and ***Platts*** utilize ***S&P Ratings'*** global presence and infrastructure • ***Crisil*** and ***S&P Capital IQ*** have created scalable offshoring capabilities with strong capabilities in financial data collection and analytical support	• Structured Finance investors use proprietary cash flow and credit models that use ***S&P Ratings***-sourced criteria and collateral information • Quantitatively derived credit ratings have been created by ***S&P Capital IQ's Risk Solutions*** from ***S&P Ratings'*** historical data to drive credit analysis by clients • ***Credit Health Panel*** provides clients with a 360° view of issuers which includes ***S&P Ratings***-sourced data • ***Risk-to-Price (R2P)*** combines S&P Credit models with market inputs such as price volatility and derivatives • ***S&P Indices*** and ***Platts*** jointly negotiated new contracts with CME Group that align economic incentives and encourage new product development • ***S&P Indices*** has created tradable products based on ***S&P Credit Ratings***

Summary

- McGraw-Hill Financial will be a focused operating company and be reported in five business lines: Standard & Poor's Ratings Services, S&P Capital IQ, S&P Indices, Platts and Commercial Markets
- This structure will enable the company to build on its specialized market knowledge and create integrated solutions to meet emerging customer needs
- The Corporation believes McGraw-Hill Financial's combined businesses have the potential for double-digit growth, strong cash flow and robust profit margins in excess of 30%
- This growth is expected to come from McGraw-Hill Financial's unique ability to capitalize on increased demand for high-value content and analytics in three ways:
  - The high performance of its underlying brands
  - Its ability to combine its capabilities into integrated solutions
  - The deployment of the company's cash flow into targeted acquisitions and alliances

I. Progress on The McGraw-Hill Companies' Growth and Value Plan

II. McGraw-Hill Financial

III. McGraw-Hill Education

McGraw-Hill Education is creating a flatter, more nimble company to drive margin expansion and invest in attractive growth opportunities

- A workforce reduction of approximately 10% (~550 positions)
  - Executive ranks reduced by approximately 20%
  - Workforce reductions are expected to be substantially completed by the end of the 4th quarter of 2011, with some actions expected to close in 1st half of 2012

- Continue flattening organizational structures – decentralize decision-making, empower leaders, reinforce accountability, reward innovation

- Evolve further towards digital first – redesign product development and redeploy resources; drive technology leverage across McGraw-Hill Education

- Invest further in adaptive, one-on-one, customized products and learning solutions that improve student and instructor outcomes – position McGraw-Hill Education as their preferred partner

- Grow Education Services – add new capabilities to international operations in order to offer critical college and career readiness solutions at the institution, company and country level

McGraw-Hill Education is evolving its business to capitalize on the rapidly changing education market

Education Market Transformation



Changing Customers
Evolving Channels
New Business Models
Outcomes Orientation
Solutions and Services

McGraw-Hill Education is changing by…

…embracing more agile product development

…moving decisions closer to customers

…leading the charge with adaptive learning

…focusing more tightly on generating lasting value for customers

These trends demonstrate attractive growth prospects for educational service providers – a space McGraw-Hill Education is targeting



U.S Commercial Education, 2010-2014F
$87B
$125B
Tech
Support Services
Content
Educational Services
Institution
B2C
Institution
B2C
Insitution
B2C
Institution
2010
2014F
CAGR ('10-'14)
Operating Margins
10%
6%
~10%
5%
10-20%
2%
0-5% (K-12)
10-20% (HE)
12%
20-30%
Tech
Support Services
Content
Educational Services
vtech
nelnet
SallieMae
RosettaStone
Sylvan
The Princeton Review
KAPLAN
CCI
Bisk
APOLLO GROUP INC
Apex Learning
DeVry University

Source: Company 10K's; Simba; Outsell; Global Insight; Eduventures; NCES; Parthenon Market Research